CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Registration Statement on Form N-4 of our report dated April 12, 2021, relating to the financial statements of Wilton Reassurance Life Company of New York as of and for the years ended December 31, 2020, 2019, and 2018 (which report expresses an unqualified opinion on such financial statements and includes an emphasis of matter paragraph that indicates that such financial statements were prepared in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services (“statutory-basis”), which differ from and are not in accordance with accounting principles generally accepted in the United States of America; and which expresses an adverse opinion that the statutory-basis financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America. The variances between the statutory-basis of accounting and accounting principles generally accepted in the United States of America are also described in Note 1 to the statutory-basis financial statements).

We also consent to the references to us under the heading “Experts” in the Supplement to the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

New York, New York

October 29, 2021

CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Registration Statement on Form N-4 of our reports dated May 19, 2021, relating to the statutory-basis financial statements of Allstate Life Insurance Company of New York as of and for the years ended December 31, 2020, 2019, and 2018 (which report expresses an unqualified opinion on such financial statements and includes an emphasis of matter paragraph that indicates that such financial statements were prepared in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services (“statutory-basis”), which differ from and are not in accordance with accounting principles generally accepted in the United States of America; and which expresses an adverse opinion that the statutory-basis financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America as the variances between the statutory-basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material).

We also consent to the references to us under the heading “Experts” in the Supplement to the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

October 29, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement of the Intramerica Variable Annuity Separate Account (the “Account”) on Form N-4 of our report dated April 7, 2021, relating to the financial statements and financial highlights of each of the Sub-Accounts comprising the Account appearing in Form N-VPFS. We also consent to the references to us under the heading “Experts” in the Supplement to the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

October 29, 2021